EXHIBIT 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 21, 2017, by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent and collateral agent for each member of the Lender Group and the Bank Product Providers (in such capacities, together with its successors and assigns in such capacities, “Agent”) and as United States administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “US Agent”), WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, an Ontario corporation, as Canadian administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Canadian Agent”), the Lenders (as defined in the Credit Agreement as defined below) party hereto, UPLAND SOFTWARE, INC., a Delaware corporation (“Parent”), each subsidiary of Parent identified on the signature pages hereof as a “US Borrower” (collectively, the “US Borrowers”), and UPLAND SOFTWARE INC. / LOGICIELS UPLAND INC., a Canadian federal corporation (“Upland CAD”; collectively with Parent and US Borrowers each, a “Borrower” and collectively, the “Borrowers”).
WHEREAS, the Borrowers, Agent, US Agent, Canadian Agent and the Lenders are parties to that certain Credit Agreement dated as of May 14, 2015 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that Agent and the requisite Lenders pursuant to the Credit Agreement amend the Credit Agreement in certain respects as provided herein, and Agent and Lenders have agreed to the foregoing, in each case subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.    Amendments to Credit Agreement. In reliance upon the representations and warranties of each Borrower set forth in Section 6 below and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement shall be amended as follows:
(a)    Section 2.2(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Subject to the terms and conditions of this Agreement, (i) on the Closing Date, the Lenders with a US Term Loan Commitment (as of the Closing

Date) made a term loan to the US Borrowers in the original principal amount of $19,000,000, (ii) on April 25, 2016, the Lenders with a Delayed Draw Term Loan Commitment (as of April 25, 2016) made a Delayed Draw Term Loan to the US Borrowers in the original principal amount of $10,000,000, (iii) on the Third Amendment Closing Date, the Lenders made additional term loans to the US Borrowers (according to the amounts set forth in footnote 1 on Schedule C-1 (as in effect on the Third Amendment Closing Date) in the original principal amount of $16,687,500, and (iv) on January 10, 2017, the Lenders with a Delayed Draw Term Loan Commitment (as of January 10, 2017) made a Delayed Draw Term Loan to the US Borrowers in the original principal amount of $10,000,000. Immediately prior to the effectiveness of the Fourth Amendment as of the Fourth Amendment Closing Date, the outstanding principal balance of the US Term Loan made under and as defined in this Agreement was $53,140,625 (the “Original US Term Loan”). Subject to the terms and conditions of this Agreement and the Fourth Amendment, the Lenders agree (severally, not jointly or jointly and severally) to make additional term loans in Dollars to the US Borrowers on the Fourth Amendment Closing Date in an aggregate original principal amount of $15,000,000 (together with the Original US Term Loan, the “US Term Loan”). Each Lender’s obligation to fund the portion of the US Term Loan to be funded on the Fourth Amendment Closing Date shall be limited to the amount set forth in footnote 1 on Schedule C-1 as the amount funded by it on the Fourth Amendment Closing Date.
(b)    The table set forth in Section 2.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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Date	Installment Amount
June 30, 2017	$867,187.50
September 30, 2017	$867,187.50
December 31, 2017	$867,187.50
March 31, 2018	$867,187.50
June 30, 2018	$867,187.50
September 30, 2018	$867,187.50
December 31, 2018	$867,187.50
March 31, 2019	$867,187.50
June 30, 2019	$867,187.50
September 30, 2019	$867,187.50
December 31, 2019	$867,187.50
March 31, 2020	$867,187.50
June 30, 2020	$867,187.50
September 30, 2020	$867,187.50
December 31, 2020	$867,187.50
March 31, 2021	$867,187.50
June 30, 2021	$867,187.50
September 30, 2021	$867,187.50

(c)    The definition of “Applicable Credit Amount Percentage” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Credit Amount Percentage” means the percentage set forth in the following table for the applicable period set forth opposite thereto:

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Applicable Period	Applicable Credit Amount Percentage
From the Fourth Amendment Closing Date through June 29, 2017	108.75%
June 30, 2017 through September 29, 2017	107.50%
September 30, 2017 through December 30, 2017	106.25%
December 31, 2017 through March 30, 2018	105.00%
March 31, 2018 through June 29, 2018	103.75%
June 30, 2018 through September 29, 2018	102.50%
September 30, 2018 through December 30, 2018	101.25%
December 31, 2018 through March 30, 2019	100.00%
March 31, 2019 through June 29, 2019	98.75%
June 30, 2019 through September 29, 2019	97.50%
September 30, 2019 through December 30, 2019	96.25%
December 31, 2019 through March 30, 2020	95.00%
March 31, 2020 through the June 29, 2020	95.00%
June 30, 2020 through September 29, 2020	95.00%
September 30, 2020 through the Maturity Date	95.00%

(d)    The definition of “Delayed Draw Term Loan Commitment Termination Date” is hereby amended to delete the reference therein to “November 15, 2018” and insert in lieu thereof a reference to “Fourth Amendment Closing Date”.
(e)    Clause (b) of the definition of “Permitted Acquisition” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    no Indebtedness will be incurred, assumed, or would exist with respect to Parent or its Subsidiaries as a result of such Acquisition, other than Indebtedness permitted under clauses (a), (f), (g), (m), (n), or (q) of the definition of Permitted Indebtedness, and no Liens will be incurred, assumed, or would exist with respect to the assets of Parent or its Subsidiaries as a result of such Acquisition other than Permitted Liens,
(f)    Clause (e) of the definition of “Permitted Acquisition” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(e) (i) Borrowers shall have Availability plus Qualified Cash in an amount equal to or greater than $10,000,000 immediately after giving effect to the consummation of the proposed Acquisition; (ii) US Borrowers shall have US Availability plus US Qualified Cash in an amount equal to a greater than $9,000,000 immediately after giving effect to the consummation of the proposed Acquisition; and (iii) Canadian Borrowers shall have Canadian Availability plus Canadian Qualified Cash in an amount equal to or greater than $1,000,000 immediately after giving effect to the consummation of the proposed Acquisition,

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(g)    Clause (k) of the definition of “Permitted Acquisition” set forth on Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(k)    the purchase consideration payable in respect of all Permitted Acquisitions occurring on or after the Fourth Amendment Closing Date (excluding the RightAnswers Merger but including the proposed Acquisition and including deferred payment obligations) shall not exceed $75,000,000 in the aggregate; provided, that the purchase consideration payable in respect of any single Acquisition or series of related Acquisitions shall not exceed $20,000,000 in the aggregate.
(h)    Schedule 1.1 to the Credit Agreement is hereby amended by adding the following defined terms in alphabetical order:
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Closing Date, by and among the Borrowers, Agent and the Lenders party thereto.
“Fourth Amendment Closing Date” means April 21, 2017.
“RA Acquisition” means RA Acquisition Corporation I, a Delaware corporation and wholly-owned Subsidiary of Parent.
“RightAnswers Merger” means the merger of RA Acquisition with and into RightAnswers Target with RightAnswers Target as the surviving corporation, pursuant to and in accordance with the RightAnswers Merger Agreement.
“RightAnswers Merger Agreement” that certain Agreement and Plan of Merger dated as of April 7, 2017 by and among Parent, RA Acquisition, RightAnswers Target, and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as stockholder representative.
“RightAnswers Target” means RightAnswers, Inc., a Delaware corporation.
(i)    Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.
3.    Continuing Effect. Except as expressly set forth in Sections 2 and 3 of this Amendment, nothing in this Amendment shall constitute a waiver or other modification of any other terms or provisions of the Credit Agreement or any other Loan Document, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. This Amendment is a Loan Document.
4.    Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent the valid, enforceable and collectible obligations of such Borrower, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document as of the date hereof. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.

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5.    Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, in each case satisfactory to Agent in all respects:
(a)    Agent shall have received a copy of this Amendment executed and delivered by the Lenders, and each Borrower, and each agreement, document and instrument set forth on the Closing Checklist attached hereto as Exhibit B;
(b)    after giving effect to the making of the Loans and other extensions of credit to be advanced by the Lenders to the Borrowers, any prepayment of Loans to be made on the date hereof, and the payment of all fees and expenses required to be paid by the Borrowers under this Amendment, the Credit Agreement and the other Loan Documents on the date hereof, Borrowers have Availability, plus Qualified Cash, that exceeds $20,000,000;
(c)    after giving effect to the making of the Loans and other extensions of credit to be advanced by the Lenders to the Borrowers on the date hereof and any prepayment of Loans to be made on the date hereof, the ratio of (x) Obligations outstanding as of the date hereof to (y) EBITDA for the 12 month period ended December 31, 2016, is not greater than 3.50:1.00;
(d)    Agent shall have received payment of all fees, expenses, and other amounts due and payable on the date hereof under each Loan Document, including without limitation, all fees and expenses pertaining to this Amendment and all amounts due and payable pursuant to the Fourth Amendment Fee Letter of even date herewith among Borrowers and Agent;
(e)    no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment;
(f)    Agent shall have received evidence in form satisfactory to it that the Acquisition contemplated by the RightAnswers Merger Agreement shall have been consummated on or prior to the date hereof in accordance with the RightAnswers Merger Agreement, all agreements, documents and instruments executed and/or delivered in connection therewith (collectively, with the RightAnswers Merger Agreement, the “RightAnswers Merger Documents”), and all applicable requirements of law, and no terms or conditions of the RightAnswers Merger Documents (other than any immaterial terms or conditions) shall have been waived without the consent of Agent;
6.    Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents and warrants to Agent and Lenders that:
(a)    after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which such Borrower is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations

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and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date);
(b)    no Default or Event of Default has occurred and is continuing;
(c)    this Amendment and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally; and
(d)    as of the Fourth Amendment Closing Date, the RightAnswers Merger has been consummated (or is being consummated contemporaneously with the credit extension under the Credit Agreement on the Fourth Amendment Closing Date) in accordance with the RightAnswers Merger Documents and all applicable requirements of law, and no terms or conditions of the RightAnswers Merger Documents (other than any immaterial terms or conditions) have been waived without the consent of Agent.
7.    Post-Closing Covenants.
(a)    Within 10 Business Days of the date hereof (or such later date as permitted by Agent in its reasonable discretion), Borrowers shall deliver to Agent certificates of status with respect to Ultriva, LLC issued by the appropriate officer of each of (i) the State of Illinois, (ii) the State of Virginia, and (iii) the State of North Carolina, and indicating that Ultriva, LLC is in good standing in such jurisdiction and registered to do business in each such jurisdiction under its legal name.
(b)    Within 30 days of the date hereof (or such later date as permitted by Agent in its reasonable discretion), Borrowers shall deliver to Agent evidence of the filing of trademark security interest releases with respect to each of (i) that certain Intellectual Property Security Agreement, dated as of October 2, 2007, by and between RightAnswers, Inc. and Silicon Valley Bank, (ii) that certain Security Agreement dated as of December 10, 1999, by and between Serviceware, Inc. (predecessor in interest to certain Trademarks being acquired in connection with the RightAnswers Merger Agreement) and PNC Bank, National Association and (iii) that certain Security Agreement dated as of November 21, 1997, by and between Serviceware, Inc. (predecessor in interest to certain Trademarks being acquired in connection with the RightAnswers Merger Agreement) and PNC Bank, National Association, in each case, in form and substance satisfactory to Agent.
(c)    Within 30 days of the date hereof (or such later date as permitted by Agent in its sole discretion), Borrowers shall comply with Sections 5.11 and 5.12 of the Credit Agreement with respect to the formation of RA Acquisition Corporation I, a Delaware corporation, and the acquisition of RightAnswers, Inc., a Delaware corporation.

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(d)    Within 30 days of the date hereof (or such later date as permitted by Agent in its sole discretion), Borrowers shall deliver to Agent a fully executed Control Agreement from CIT Bank, N.A. with respect to each Deposit Account maintained by any Loan Party at CIT Bank, N.A., except to the extent otherwise excused by Section 7(k)(iv) of the US Guaranty and Security Agreement or the Canadian Guarantee and Security Agreement.
(e)    Within 90 days of the date hereof (or such later date as permitted by Agent in its sole discretion), Borrowers shall either (i) deliver to Agent a fully executed Control Agreement from Bank of America with respect to each Deposit Account maintained by any Loan Party at Bank of America (except to the extent otherwise excused by Section 7(k)(iv) of the US Guaranty and Security Agreement or the Canadian Guarantee and Security Agreement) or (ii) close each Deposit Account maintained by any Loan Party at Bank of America; provided that, from the date hereof until the earlier of (x) the delivery of such Control Agreement and (y) the closure of such Deposit Accounts, the Loan Parties shall not permit the aggregate amount on deposit in such Deposit Accounts to exceed $250,000 at any one time.
Failure to comply with any covenant in this Section 7 shall constitute an immediate Event of Default.
8.    Miscellaneous.
(a)    Choice of Law and Venue; Jury Trial Waiver; Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(b)    Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
(c)    No Novation. The parties hereto acknowledge and agree that: (i) this Amendment and any other document or instrument executed and delivered in connection herewith do not constitute and shall in no event be deemed to be a compromise, satisfaction, reinstatement, accord and satisfaction, novation, release or termination of the Obligations as in effect prior to the Fourth Amendment Closing Date, or of any the Loan Documents or any rights or obligations thereunder, or a waiver by Agent or Lenders of any of their rights under this Amendment or the other the Loan Documents, whether at law or in equity or otherwise; (ii) the Obligations are in all respects continuing with only the terms thereof being modified to the extent expressly provided in this Amendment; and (iii) the guarantees and the Liens and security interests as granted or purported to be granted under or pursuant to the Credit Agreement and the other Loan Documents securing payment of the Obligations are in all such respects continuing in full force and effect and secure the payment of the Obligations as provided therein.
9.    Release.

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(a)    In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives (each Borrower and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)    Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

PARENT AND A US BORROWER	UPLAND SOFTWARE, INC., a Delaware corporation
By: Name: Title:
US BORROWERS:	UPLAND SOFTWARE I, INC., a Delaware corporation
By: Name: Title:
UPLAND SOFTWARE II, INC., a Delaware corporation
By: Name: Title:
UPLAND SOFTWARE IV, INC., a Delaware corporation
By: Name: Title:
UPLAND SOFTWARE V, INC., a Delaware corporation
By: Name: Title:

Signature Page to Fourth Amendment to Credit Agreement

UPLAND SOFTWARE VI, INC., a New Jersey limited liability company
By: Name: Title:
UPLAND SOFTWARE VII, INC., a Delaware limited liability company
By: Name: Title:
UPLAND IX, LLC, a Delaware limited liability company
By: Name: Title:
ULTRIVA, LLC, a California limited liability company
By: Name: Title:
ADVANCED PROCESSING & IMAGING, INC. a Florida corporation
By: Name: Title:
OMTOOL, LTD., a Delaware corporation

Signature Page to Fourth Amendment to Credit Agreement

By: Name: Title:

Signature Page to Fourth Amendment to Credit Agreement

CANADIAN BORROWER:	UPLAND SOFTWARE INC. / LOGICIELS UPLAND INC., a Canadian federal corporation
By: Name: Title:

Signature Page to Fourth Amendment to Credit Agreement

WELLS FARGO BANK NATIONAL ASSOCIATION, a national banking association, as Agent, as US Agent, and as a Lender
By: Name: Title:
WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, and Ontario corporation, as Canadian Agent and as a Lender
By: Name: Title:
CIT BANK, N.A., a national banking association, as a Lender
By: Name: Title:

EXHIBIT A
Schedule C-1

Lender	Canadian Revolver Commitment	US Revolver Commitment	Canadian Term Loan Commitment	US Term Loan Commitment	Delayed Draw Term Loan Commitment
Wells Fargo Bank, National Association	$0	$6,142,857.14	$0	$43,890,625	$7,142,857.14
Wells Fargo Capital Finance Corporation Canada	$1,000,000	$0	$6,000,000	$0	$0
CIT Bank, N.A.	$0	$2,857,142.86	$0	$24,250,000	$2,857,142.86
TOTAL	$1,000,000	$9,000,000	$6,000,000	$68,140,625	$10,000,000

Signature Page to Fourth Amendment to Credit Agreement

EXHIBIT B
Closing Checklist
[see attached]

CLOSING CHECKLIST
Wells Fargo Bank, National Association,
as Agent and US Agent
Wells Fargo Capital Finance Corporation Canada,
as Canadian Agent
Upland Software, Inc.,
Upland Software I, Inc.,
Upland Software II, LLC,
Upland Software IV, LLC,
Upland Software V, Inc.,
Upland Software VI, LLC,
Upland Software VII, LLC,
Upland IX, LLC,
Upland Software Inc.,
Ultriva, LLC,
Advanced Processing & Imaging, Inc.,
Omtool, Ltd., and
RightAnswers, Inc.
Consent under Credit Agreement, Fourth Amendment to Credit Agreement and Joinder of RightAnswers, Inc.
CLOSING DATE: April 21, 2017
I.    Parties:
A.    Wells Fargo Bank, National Association,
as Agent, US Agent, and as a Lender
One Boston Place, 20th Floor
Boston, Massachusetts 02108

B.    Wells Fargo Capital Finance Corporation Canada,
as Canadian Agent and as a Lender
40 King Street West
Toronto, Ontario M5H 3Y2, Canada

C.    Upland Software, Inc. (“Parent”)
Upland Software I, Inc. (“Upland I”)
Upland Software II, LLC (“Upland II”)
Upland Software IV, LLC (“Upland IV”)

Upland Software V, Inc. (“Upland V”)
Upland Software VI, LLC (“Upland VI”)
Upland Software VII, LLC (“Upland VII”)
Upland IX, LLC (“Upland IX”)
PowerSteering Software, Limited (“PowerSteering”)
Omtool, Ltd. (“Omtool”)
Frost Tower
401 Congress Avenue, Suite 1850
Austin, Texas 78701

Ultriva, LLC (“Ultriva”)
1601 S. De Anza Blvd. Suite 165
Cupertino, California 95014

Advanced Processing & Imaging, Inc. (“API”)
2101 W. Commercial Blvd.
Suite 1200
Fort Lauderdale, Florida 33309

D.    Upland Software Inc. / Logiciels Upland Inc. (“Upland Canada”)
275 Armand-Frappier Boulevard
Laval, Quebec, Ontario H7V 4A7, Canada

Parent, Upland I, Upland II, Upland IV, Upland V, Upland VI, Upland VII, Upland IX, Omtool, Ultriva and API are collectively referred to as “US Borrowers”. Upland Canada is referred to as “Canadian Borrower”. The US Borrowers and Canadian Borrower are collectively referred to as “Borrowers”.

E.    RightAnswers, Inc. (“Target”)
[UK RightAnswers Limited]
333 Thornall Street, 7th Floor
Edison, New Jersey

II.    Counsel to Parties:

A.    US Counsel to Agent:

Goldberg Kohn Ltd.
55 East Monroe Street, Suite 3300
Chicago, Illinois 60603

B.    Canadian Counsel to Agent:

Norton Rose Fulbright Canada LLP
Royal Bank Plaza, South Tower, Suite 3800
200 Bay Street, P.O. Box 84
Toronto, Ontario M5J 2Z4, Canada

C.    US Counsel to Borrowers:

Pillsbury Winthrop Shaw Pittman LLP
333 Commerce Street
Nashville, TN 37201

D.	Canadian Counsel to Borrowers:
Borden Ladner Gervais LLP
40 King Street West, Suite 4400
Toronto, Ontario M5H 3Y4, Canada

III.    Closing Documents [each to be executed/completed/delivered in connection with the “Effective Time” of the Agreement and Plan of Merger, except for the Consent under Credit Agreement which is to be executed in connection with the execution of the Agreement and Plan of Merger]:
A.    Loan Documents

1.    Consent under Credit Agreement
2.    Fourth Amendment to Credit Agreement, together with exhibits
3.    Fourth Amendment Fee Letter (Borrowers)
4.    Disbursement Letter, together with wire disbursement details (Borrowers)

5.    Credit Amount Certificate (Administrative Borrower)
6.    Closing Certificate (Administrative Borrower)
7.    Solvency Certificate (Administrative Borrower)
B.    Corporate Due Diligence

8.    Secretary’s Certificate of Parent with respect to:
Certified Amended and Restated Certificate of Incorporation
Amended and Restated Bylaws
Resolutions
Incumbency of Officers

9.    Secretary’s Certificate of Upland I with respect to:
Certified Amended and Restated Certificate of Incorporation
Amended and Restated Bylaws
Resolutions
Incumbency of Officers

10.    Secretary’s Certificate of Upland II with respect to:
Certified Certificate of Formation
Operating Agreement
Resolutions Incumbency of Officers

11.    Secretary’s Certificate of Upland IV with respect to:
Certified Certificate of Organization
Operating Agreement
Resolutions Incumbency of Officers

12.    Secretary’s Certificate of Upland V with respect to:
Certified Amended and Restated Certificate of Incorporation
Amended and Restated Bylaws

Resolutions
Incumbency of Officers

13.    Secretary’s Certificate of Upland VI with respect to:
Certified Amended and Restated Certificate of Formation
Amended and Restated Operating Agreement
Resolutions
Incumbency of Officers

14.    Secretary’s Certificate of Upland VII with respect to:
Certified Certificate of Formation
Operating Agreement
Resolutions
Incumbency of Officers

15.    Secretary’s Certificate of Upland IX with respect to:
Certified Certificate of Formation
Amended and Restated Operating Agreement
Resolutions
Incumbency of Officers

16.    Secretary’s Certificate of Ultriva with respect to:
Certified Articles of Organization
Operating Agreement
Resolutions
Incumbency of Officers

17.    Secretary’s Certificate of API with respect to:
Certified Amended Articles of Incorporation
Amended Bylaws

Resolutions
Incumbency of Officers

18.    Secretary’s Certificate of Upland Canada with respect to:
Certified Articles of Amalgamation
Bylaws
Written Consent of Sole Shareholder
Declaration of Sole Shareholder
Incumbency of Officers

19.    Secretary’s Certificate of Omtool with respect to:
Certified Certificate of Incorporation
Amended Bylaws
Resolutions
Incumbency of Officers

20.    Certificates of good standing of Parent (Delaware, California, Colorado, Massachusetts, Missouri, Nebraska and Texas)
21.    Certificates of good standing of Upland I (Delaware and Massachusetts)
22.    Certificates of good standing of Upland II (Delaware, California and Texas)
23.    Certificates of good standing of Upland IV (Nebraska)
24.    Certificate of good standing of Upland V (Delaware)
25.    Certificate of good standing of Upland VI (New Jersey)
26.    Certificate of good standing of Upland VII (Delaware)
27.    Certificates of good standing of Upland IX (Delaware, Washington, D.C. and New York)
28.    Certificates of good standing of Ultriva (California, Colorado, Florida, Illinois, Minnesota, Texas, Virginia, Wisconsin, Missouri and North Carolina)

29.    Certificates of good standing of API (Florida, Georgia, Pennsylvania and Washington)
30.    Certificates of good standing of Omtool (Georgia, Massachusetts, North Carolina, New Hampshire, New York, Oregon, Florida, Washington and Delaware)
31.    Certificate of status of Upland Canada (Quebec and Ontario)
C.    Acquisition Documents

32.    Agreement and Plan of Merger, with exhibits and schedules
33.    Support Agreements
a)    Emerging Growth Group LLC
b)    NJTC Venture Fund, L.P.
c)    Robert Finkel and Jeffrey Weinstein
D.    Payoff/Release Documentation

34.    UCC-3 Terminations with respect to the filings set forth on Exhibit B
35.    Payoff Letters
a)    Costella Kirsch
b)    Square 1 Bank
36.    Release of Trademark Security Interests (Silicon Valley Bank)
37.    Release of Trademark Security Interests (PNC Bank, N.A. – granted by Serviceware, Inc. (prior owner))
E.    Other Items

38.    Summary of UCC searches conducted with respect to Target and its subsidiaries
39.    Summary of US IP searches conducted with respect to Target and its subsidiaries
40.    Opinions of counsel re Loan Documents
a)    US Counsel to Borrowers (including with respect to the FL and CA entities)

b)    Lasser Hochman, L.L.C. (New Jersey counsel to Borrowers)
c)    Kutak Rock LLP (Nebraska counsel to Borrowers)
d)    Borden Ladner Gervais LLP (Ontario and Quebec counsel to Borrowers)
IV.    Post-Acquisition Joinder Documents:
A.    Loan Documents

41.    Borrower Joinder to Credit Agreement, together with schedules
42.    Joinder to Intercompany Subordination Agreement (Borrowers)
43.    Joinder to Amended and Restated Fee Letter
B.    US Security Documents

44.    Supplement to Perfection Certificate (Target)
45.    Joinder to US Guaranty and Security Agreement, together with schedules thereto
46.    UCC Financing Statement naming Target as debtor, as set forth on Exhibit A
47.    Pledged Interests Addendum, together with stock certificate and stock power (Target)
48.    [Intellectual Property Security Agreements]
49.    [Collateral Access Agreements]
50.    [Deposit Account Control Agreements]
51.    Updated certificates of insurance, reflecting the addition of Target and its leased location, with respect to (i) property and casualty and business interruption insurance policies, showing Agent as certificate holder and loss payee, with lender’s loss payable clause in favor of Agent, (ii) liability and other third party policies, showing Agent as certificate holder and additional insured party, (iii) collateral assignment of business interruption insurance
C.    Canadian Security Documents

52.    Joinder to Canadian Guarantee and Security Agreement, together with schedules thereto

53.    PPSA filing naming Target as debtor, as set forth on Exhibit A, together with Post-Registration Searches
D.    Corporate Due Diligence

54.    Secretary’s Certificate of Target with respect to:
Certified Certificate of Incorporation
Bylaws
Resolutions
Incumbency of Officers

55.    Certificate(s) of good standing of Target (Delaware[, others])
E.    Other Items

56.    Opinion of US Counsel to Target (DE)
57.    [others]
F.    Post-Closing Documents

58.    Post-Closing UCC Searches (US)
59.    [others]

EXHIBIT A
UCC-1 FINANCING STATEMENTS

Debtor	Jurisdiction	Date of Filing	Filing Number
RightAnswers, Inc.	Secretary of State of Delaware

PPSA/RPDRM REGISTRATIONS

Debtor	Jurisdiction	Filing Number
RightAnswers, Inc.	Ontario

EXHIBIT B
UCC-1 FINANCING STATEMENTS TO BE TERMINATED

Secured Party	Debtor	Jurisdiction	Date of Filing	Filing Number
Square 1 Bank	Rightanswers, Inc.	Secretary of State of Delaware	06/30/14	20142581759
Costella Kirsch VI, LP	Rightanswers, Inc.	Secretary of State of Delaware	02/04/15	20150502814